POWER OF ATTORNEY

	The undersigned hereby makes, constitutes and

appoints each of Derek A. Bloom and Julia Marx to act severally and not jointly, as his true and lawful agents and attorneys-in-fact, with full power and authority to act hereunder, each in his or her discretion, in the name of and for and on behalf of the undersigned as fully as could the undersigned if present and acting in person, to:

(1)	Execute
on his
behalf and in his capacity as a director, officer or ten percent shareholder of Golden Telecom, Inc., a Delaware corporation ("GTI"),
Forms
3, 4 and 5 in accordance with Section 16(a) of the Securities
Exchange Act
1934 (the "Exchange Act") and Form 144 in accordance with
Rule 144 of the
rules promulgated under the Securities Act 1933 (the
"Securities Act");


(2)	Perform any and all acts on his behalf
which may be necessary or
desirable to complete, execute and timely file any of the aforementioned forms with the United States Securities and Exchange Commission and Nasdaq;
and

(3)	Take any other action in
connection with the foregoing which
in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on his behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.


	The undersigned acknowledges that the attorneys-in-fact, in serving in such capacity at his request, are not assuming, nor is GTI assuming, any of his responsibilities to comply with Section 16 of the

Exchange Act and/or Rule 144 of the Securities Act.

	The
undersigned
ratifies and confirms all that each such attorney-in-fact shall lawfully do by the rights and powers granted by this Power of Attorney. Each attorney-in-fact shall have full power of substitution or revocation.


	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 or 144 or any successor reports with respect to securities of GTI.


	IN WITNESS
WHEREOF, the undersigned has executed this Power of Attorney, effective as of this 27th day of December, 2005.



							 By: /s/ Oleg Malis

								---------------------

Oleg Malis